FINANCIAL INVESTORS TRUST

American Freedom U.S. Government Money Market Fund

SUPPLEMENT DATED DECEMBER 12, 2008 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2008

EFFECTIVE IMMEDATELY, THE INFORMATION BELOW REPLACES THE SECTION TITLED “FEES AND EXPENSES OF THE FUND” ON PAGE 4 OF THE FUND’S PROSPECTUS:

Fees and Expenses of the Fund

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load	None
Maximum Deferred Sales Load	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.105%*
Distribution (12b-1) Fees	None
Other Expenses	0.185%**
Total Annual Fund Operating Expenses	0.290%
Fee Waivers	-0.050%
Net Annual Fund Operating Expenses	0.240%

* SSgA FM has voluntarily agreed to waive a portion of its “Management Fees” so its fee does not exceed an annual rate of 0.070% or until assets reach $1 billion. This waiver may be terminated at any time by the Adviser.

**The amount for “Other Expenses” includes administration fees payable to ALPS Fund Services, Inc. (“ALPS”). ALPS has contractually agreed to waive a portion of its administration fees that it is entitled to receive, and/or assume a portion of the Fund’s expenses, until at least April 30, 2009. After ALPS waiver and/or absorption of a portion of the Fund’s “Other Expenses,” the actual “Other Expenses” paid by the Fund were 0.170%.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into consideration SSgA FM’s agreement to waive or absorb fees or, after one year, ALPS’ agreement to waive or absorb fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
American Freedom
U.S. Government Money Market Fund	$25	$88	$158	$363

EFFECTIVE IMMEDATELY, THE INFORMATION BELOW REPLACES THE SECOND PARAGRAPH UNDER THE SUBSECTION TITLED “ADMINISTRATOR” UNDER THE SECTION TITLED “INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS” ON PAGES 19-20 OF THE FUND’S STATEMENT OF ADDITIONAL INFORMATION:

As compensation for administrative services, the Administrator is paid a monthly fee at the following annual rates based on a portion of average daily value of net assets of for the following Funds:

U.S. Treasury Fund(1):

0.26% on the first $500 million of the Fund’s average net assets;

0.24% on the next $500 million of the Fund’s average net assets; and

0.22% of the Fund’s average net assets in excess of $1 billion.

American Freedom U.S. Government Fund(2):

0.16% on the first $500 million of the Fund’s average net assets;

0.14% on the next $500 million of the Fund’s average net assets; and

0.12% of the Fund’s average net assets in excess of $1 billion.

(1)  Subject to a minimum monthly fee of $50,000.

(2)  Subject to a minimum monthly fee of $30,000.

The Administrator has contractually agreed to waive a portion of the administrative fees otherwise payable by each Fund, as well as assume a portion of each Fund’s expenses, to the extent necessary to maintain a total expense ratio of not more than .33%, and .24%, of the average net assets of the U.S. Treasury Fund and American Freedom U.S. Government Fund, respectively.